UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 7, 2018

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38289	26-1119726
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California		95054
(Address of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    Executive Annual Incentive Plan

On March 7, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of Avaya Holdings Corp. (the “Company”), which is the parent company of Avaya Inc., approved the Avaya Inc. Executive Annual Incentive Plan (the “EAIP”). The EAIP is a short-term incentive compensation program designed to provide cash incentives to the Company’s Chief Executive Officer (the “CEO”) and other Company senior executives who are, as determined from time to time by the Company’s Board of Directors, subject to Section 16 of the Securities Exchange Act of 1934, as amended (collectively with the CEO, the “Senior Executives”). The Committee may also designate other employees of the Company to participate in the EAIP. For each Company fiscal year, or for such other performance period set by the Committee, the Committee will establish target awards for each EAIP participant and the performance criteria applicable to such awards. The Committee will determine awards in its sole discretion based on its evaluation of the applicable performance criteria. The amount paid to a participant in respect of a performance period may be less than or greater than the participant’s target award (and may be zero), but may not exceed (i) for the CEO, two and a half times the CEO’s base salary, or (ii) for other participants, two times the participant’s target award. EAIP awards will be paid in a lump sum shortly following the end of the applicable performance period, in accordance with the terms of the EAIP.

EAIP awards will be subject to recovery, deduction and/or clawback under any applicable Company policy, law or government regulation, and no EAIP award is guaranteed to any individual. The Board of Directors or the Committee may modify or terminate the EAIP at any time.

The foregoing description of the EAIP does not purport to be comprehensive and is qualified in its entirety by reference to the full text of the EAIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit	Exhibit Name
10.1	Avaya Inc. Executive Annual Incentive Plan, effective March 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: March 8, 2018	By:	/s/ L. David Dell’Osso
	Name:	L. David Dell’Osso
	Title:	Vice President, Corporate Controller and Chief Accounting Officer